UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): September 14, 2018
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

TEXAS	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

Indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders

On September 14, 2018, Allegiance Bancshares, Inc. ("Allegiance”) held a Special Meeting of shareholders to consider and act upon the proposals listed below:

•
Proposal No. 1 - To adopt the agreement and plan of reorganization, dated April 30, 2018, by and between Allegiance and Post Oak Bancshares, Inc. ("Post Oak") and approve the merger of Post Oak with and into Allegiance (the “Allegiance Merger Proposal”).

•	Proposal No. 2 - To approve the issuance of shares of Allegiance common stock to Post Oak shareholders in connection with the merger (the “Allegiance Stock Issuance Proposal”).

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Proposal No. 3 - To approve an amendment to Allegiance's Amended and Restated Certificate of Formation to increase the amount of authorized capital stock of Allegiance, consisting of: (A) one class of 80,000,000 shares of common stock with a par value of $1.00 per share, and (B) one class of 1,000,000 shares of preferred stock with a par value of $1.00 per share (the “Allegiance Charter Amendment Proposal”).

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Proposal No. 4 - To approve the adjournment of the Allegiance special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Allegiance Merger Proposal and the Allegiance Stock Issuance Proposal (the “Allegiance Adjournment Proposal”).

Proposal No. 1: Allegiance Merger Proposal

The Allegiance Merger Proposal was approved with shareholders casting votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
10,267,552	9,274	16,737	1,638,225

Proposal No. 2 - Allegiance Stock Issuance Proposal

The Allegiance Stock Issuance Proposal was approved with shareholders casting votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
10,250,386	9,274	33,903	1,638,225

Proposal No. 3 - Allegiance Charter Amendment Proposal

The Allegiance Charter Amendment Proposal was approved with shareholders casting votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
10,639,673	1,289,013	3,102	—

Proposal No. 4 - Allegiance Adjournment Proposal

The Allegiance Adjournment Proposal was approved with shareholders casting votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,833,401	1,423,759	36,403	1,638,225

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: September 17, 2018	By:	/s/ George Martinez
George Martinez
Chairman and Chief Executive Officer